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                                                                    EXHIBIT 23.1

IGLER & DOUGHERTY, P.A.
1501 PARK AVENUE EAST
TALLAHASSEE, FLORIDA 32301




                                     CONSENT

         We hereby consent to the references to this firm and our opinions in the Form SB-2 Registration Statement filed by Florida Business BancGroup, Inc. ("Company"), and any amendments thereto regarding the issuance and registration of shares of common stock by the Company.




                                              IGLER & DOUGHERTY, P.A.


                                              /s/  Igler & Dougherty
                                              ---------------------------------



September 28, 1998